                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported)          March 15, 2000
                                                              --------------

                     FIRST USA BANK, NATIONAL ASSOCIATION
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            (Exact name of registrant as specified in its charter)

           (As Servicer on behalf of FIRST CHICAGO MASTER TRUST II)

Laws of the United States                    0-16337                        51-0269396
-------------------------                    -------                        ----------
(State or other jurisdiction of     (Commission File Number)      (IRS Employer Identification
incorporation or organization)                                                Number)

201 North Walnut Street, Wilmington, Delaware                          19801
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(Address of principal executive offices)                             (Zip Code)


                   302/594-4117
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Registrant's telephone number, including area code


                                      N/A
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(Former name, former address and former fiscal year, if changed since last report)

Item 5. Other Events

     The Registrant's hereby incorporated by reference the information contained in Exhibit 28 hereto in response to this Item 5.


Item 7. Financial Statements and Exhibits

     (c)  Exhibits

        28A.  Monthly Servicer's Certificate -
              Floating Rate Credit Card Certificates Series 1995-M Floating Rate Credit Card Certificates Series 1995-O Floating Rate Credit Card Certificates Series 1995-P Floating Rate Asset Backed Certificates Series 1996-Q Floating Rate Asset Backed Certificates Series 1996-R Floating Rate Asset Backed Certificates Series 1996-S Floating Rate Asset Backed Certificates Series 1997-T Floating Rate Asset Backed Certificates Series 1997-U Floating Rate Asset Backed Certificates Series 1998-V Floating Rate Asset Backed Certificates Series 1999-W Floating Rate Asset Backed Certificates Series 1999-X Floating Rate Asset Backed Certificates Series 1999-Y

        28B. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-M

        28C. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-O

        28D. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-P

        28E. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-Q

        28F. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-R

        28G. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-S

        28H. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-T

        28I. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-U

        28J. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1998-V

        28K. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1999-W

        28L. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1999-X

        28M. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1999-Y

                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   FIRST USA BANK, NATIONAL ASSOCIATION
                                   As Servicer



                                   By: /s/ Tracie H. Klein
                                       ---------------------------------
                                       Name:   Tracie H. Klein
                                       Title:  First Vice President



Date: March 15, 2000
      --------------

                               INDEX TO EXHIBITS


Exhibit Number      Description of Exhibit
--------------------------------------------------------------------------------

        28A.        Monthly Servicer's Certificate -
                    Floating Rate Credit Card Certificates Series 1995-M Floating Rate Credit Card Certificates Series 1995-O Floating Rate Credit Card Certificates Series 1995-P Floating Rate Asset Backed Certificates Series 1996-Q Floating Rate Asset Backed Certificates Series 1996-R Floating Rate Asset Backed Certificates Series 1996-S Floating Rate Asset Backed Certificates Series 1997-T Floating Rate Asset Backed Certificates Series 1997-U Floating Rate Asset Backed Certificates Series 1998-V Floating Rate Asset Backed Certificates Series 1999-W Floating Rate Asset Backed Certificates Series 1999-X Floating Rate Asset Backed Certificates Series 1999-Y

        28B. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-M

        28C. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-O

        28D. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-P

        28E. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-Q

        28F. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-R

        28G. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-S

        28H. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-T

        28I. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-U

        28J. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1998-V

        28K. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1999-W

        28L. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1999-X

        28M. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1999-Y